UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 15, 2004




                       Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                      1-13245                75-2702753
----------------------------         ------------         -------------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)             File Number)         Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                 75039
------------------------------------------------              -----------
   (Address of principal executive offices)                    (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 5.   Other Events...............................................     3

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits..............................................     3

Signature............................................................     4

Exhibit Index........................................................     5


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                        PIONEER NATURAL RESOURCES COMPANY


Item 5.      Other Events

     On July 15, 2004, Pioneer Natural Resources Company accepted tenders to exchange $526,875,000 in principal amount of three series of its outstanding senior notes for a like principal amount of a new series of 5.875% Senior Notes due 2016 and cash. Associated therewith, the Company issued a Fourth Supplemental Indenture with respect to its indenture dated January 13, 1998 that is attached hereto as Exhibit 99.1 and a Fifth Supplemental Indenture with respect to the same indenture that is attached hereto as Exhibit 99.2. The form of the new notes is also attached hereto as Exhibit 99.3.

Item 7.      Financial Statements and Exhibits

       (c)   Exhibits

             99.1 Fourth Supplemental Indenture, dated as of July 15, 2004, among the Company and The Bank of New York, as Trustee, with respect to the indenture, dated January 13, 1998, between the Company and The Bank of New York, as Trustee.

             99.2 Fifth Supplemental Indenture, dated as of July 15, 2004, among the Company, Pioneer Natural Resources USA, Inc., as Guarantor, and The Bank of New York, as Trustee, with respect to the indenture, dated January 13, 1998, between the Company and The Bank of New York, as Trustee.

             99.3 Form of 5.875% Senior Notes due 2016 of Pioneer Natural Resources Company.


                                       3







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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:   July 19, 2004          By:     /s/ Richard P. Dealy
                                     -------------------------------------------
                                     Richard P. Dealy
                                     Vice President and Chief Accounting Officer


                                       4





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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.        Description


   99.1 (a) Fourth Supplemental Indenture, dated as of July 15, 2004, among the Company and The Bank of New York, as Trustee, with respect to the indenture, dated January 13, 1998, between the Company and The Bank of New York, as Trustee.

   99.2 (a) Fifth Supplemental Indenture, dated as of July 15, 2004, among the Company, Pioneer Natural Resources USA, Inc., as Guarantor, and The Bank of New York, as Trustee, with respect to the indenture, dated January 13, 1998, between the Company and The Bank of New York, as Trustee.

   99.3 (a) Form of 5.875% Senior Notes due 2016 of Pioneer Natural Resources Company.



-------------
(a) filed herewith


                                       5






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